SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2006 (January 23, 2006)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street	01852
Lowell, Massachusetts	(Zip Code)
(address of principal executive offices)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02.            Results of Operations and Financial Condition

On January 23, 2006, Enterprise Bancorp, Inc. issued a press release concerning its results of operations and financial condition for the three and twelve months ended on December 31, 2005.  A copy of this press release is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           The following exhibit is included with this report:

Exhibit 99               Press release for the fiscal year ended on December 31, 2005, dated January 23, 2006.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: January 24, 2006	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Chief Financial
Officer and Treasurer